EXHIBIT 10.13

GENERAL CONTINUING GUARANTY

     This GENERAL CONTINUING GUARANTY (this “Guaranty”), dated as of March 21, 2003, is executed and delivered by and among GXS Holdings, Inc., a Delaware corporation (“Parent”), each of the undersigned Subsidiaries of the below-referenced Borrower (Parent and each Subsidiary individually a “Guarantor”, and individually and collectively, jointly and severally, the “Guarantors”), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as the co-arranger and administrative agent for the below-referenced Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), in light of the following:

     WHEREAS, the below-referenced Borrower, Parent, and the Lender Group are, contemporaneously herewith, entering into the below-referenced Loan Agreement;

     WHEREAS, in order to induce the Lender Group to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrower, whether pursuant to the Loan Agreement or otherwise, each Guarantor has agreed to guaranty the Guarantied Obligations; and

     WHEREAS, each Guarantor is an Affiliate of Borrower, and will benefit by virtue of the financial accommodations from the Lender Group to Borrower.

     NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers, as follows:

     1.     Definitions and Construction.

              (a)        Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

"Agent” has the meaning set forth in the preamble to this Guaranty.

"Bank Product Providers” has the meaning ascribed to such term in the Loan Agreement.

"Borrower” means GXS Corporation, a Delaware corporation.

"Guarantied Obligations” means, with respect to each Guarantor: (a) the due and punctual payment of the principal of, and interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on, the Indebtedness owed by Borrower to the Lender Group pursuant to the terms of the Loan Agreement and the other Loan Documents; (b) the due and punctual payment of all other present or future Indebtedness owing by Borrower to the Lender Group; (c) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on, the Indebtedness owed by Borrower to Bank Product Providers pursuant to the terms of this Agreement and the Loan Documents; and (d) the due and punctual payment of all other present or future Indebtedness owing by Borrower to Bank Product Providers.

"Guarantor” and “Guarantors” have the respective meanings set forth in the preamble to this Guaranty.

"Guaranty” has the meaning set forth in the preamble hereto.

"Indebtedness” shall mean any and all obligations (including the Obligations), indebtedness, or liabilities of any kind or character owed by Borrower and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by any member of the Lender Group or the Bank Product Providers.

"Lender Group” means, individually and collectively, each of the Lenders and Agent.

"Lenders” means, individually and collectively, each of the lenders identified on the signature pages of the Loan Agreement, and any other person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

"Loan Agreement” shall mean that certain Loan and Security Agreement, of even date herewith, entered into among Borrower, the Lenders, Agent, Credit Suisse First Boston, as lead arranger, and Ableco Finance LLC, a Delaware limited liability company, as documentation agent.

              (b)        Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “include” and “including” are not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all permitted alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Agreement; this Guaranty; and the other Loan Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, the Lender Group, any Bank Product Provider, or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Agent, the Lender Group, and the Bank Product Providers, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent, the Lender Group, any Bank Product Provider and Guarantor.

     2.     Guarantied Obligations. Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group and the Bank Product Providers, as and for its own debt, until final and indefeasible payment thereof has been made, the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of such Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

     3.     Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness (except as to future Bank Product Obligations owing by Borrower or any of the Guarantors after the date on which all the Obligations (other than any Bank Product Obligations that are agreed to remain outstanding after the termination of this Agreement) are paid in full in accordance with the terms of the Loan Agreement and the Commitments of the Lenders are terminated). If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by any Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.

     4.     Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, each Guarantor immediately shall cause such payment to be made to Agent or each of such obligations to be performed, kept, observed, or fulfilled.

     5.     Primary Obligations. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Agent for the benefit of the Lender Group and the Bank Product Providers, that the obligations of such Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Lender Group and the Bank Product Providers of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security the Lender Group and the Bank Product Providers may at any time possess. Each Guarantor hereby agrees that any release which may be given by Agent on behalf of the Lender Group and the Bank Product Providers to Borrower or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that neither any member of the Lender Group or any Bank Product Provider shall be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6.     Waivers.

              (a)          To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

              (b)          To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require the Lender Group or the Bank Product Providers, to institute suit against Borrower or to exhaust any rights and remedies which the Lender Group or the Bank Product Providers, have/has or may have against Borrower. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to the Lender Group and Bank Product Providers, or its Affiliates, as applicable, by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and indefeasibly paid in cash, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

               (c)          To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against the Lender Group or the Bank Product Providers, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to the Lender Group or the Bank Product Providers; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender Group or the Bank Product Providers, including any defense based upon an election of remedies by the Lender Group under the provisions of §§ 580d and 726 of the California Code of Civil Procedure, or any similar law of New York or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

               (d)          Until such time as all of the Guarantied Obligations have been fully and finally paid in full in cash: (i) each Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have against Borrower with respect to the Guarantied Obligations, including, without limitation, under any one or more of California Civil Code §§ 2847, 2848, and 2849 or any similar law of New York or any other jurisdiction; (ii) in addition, each Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

               (e)          If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, the Lender Group or the Bank Product Providers may elect, in their sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures or any similar laws of any other jurisdiction, an election by the Lender Group or the Bank Product Providers nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would estop the Lender Group or the Bank Product Providers from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that the Guarantors hereby are relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against the Lender Group or the Bank Product Providers any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by the Lender Group or the Bank Product Providers nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Each Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction shall have no applicability with respect to the determination of such Guarantor’s liability under this Guaranty.

               (f)          Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have if Borrower’s debt is secured by real property. This means, among other things:

                              (i)          The Lender Group or the Bank Product Providers may collect from any Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Borrower.

                              (ii)          If the Lender Group or the Bank Product Providers foreclose(s) on any real property collateral that may be pledged by Borrower:

(1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2) the Lender Group may collect from any Guarantor even if the Lender Group or the Bank Product Providers, by foreclosing on the real property collateral, has/have destroyed any right any Guarantor may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if Borrower’s debt is secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction.

              (G)          WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF NEW YORK OR ANY OTHER JURISDICTION.

              (H)          WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE LENDER GROUP, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF NEW YORK OR ANY OTHER JURISDICTION OR OTHERWISE.

     7.     Releases. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Lender Group and the Bank Product Providers may, in accordance with Section 15.1 of the Loan Agreement, by action or inaction, compromise or settlement, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

     8.     No Election. The Lender Group and the Bank Product Providers shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by the Lender Group or the Bank Product Providers to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group’s or the Bank Product Providers’ right to proceed in any other form of action or proceeding or against other parties unless Agent on behalf of the Lender Group or the Bank Product Providers has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of the Guarantors under this Guaranty except to the extent that the Lender Group or the Bank Product Providers finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     9.     Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Lender Group and the Bank Product Providers are no longer subject to any right on the part of any person whomsoever, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Lender Group and the Bank Product Providers is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and the Guarantors shall be liable for the full amount the Lender Group and Bank Product Providers are required to repay plus any and all reasonable costs and expenses (including reasonable attorneys fees) paid by the Lender Group or the Bank Product Providers in connection therewith.

     10.     Financial Condition of Borrower. Each Guarantor represents and warrants to the Lender Group and the Bank Product Providers that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to the Lender Group and the Bank Product Providers that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

     11.     Payments; Application. All payments to be made hereunder by any Guarantor to Agent shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including reasonable attorneys fees) incurred by the Lender Group or the Bank Product Providers in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Lender Group or the Bank Product Providers constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

     12.     Attorneys Fees and Costs. Each Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Lender Group or the Bank Product Providers in the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

     13.     Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement. All notices and other communications hereunder to a Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

     14.     Cumulative Remedies. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by the Lender Group or the Bank Product Providers or Agent on behalf thereof to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Lender Group or the Bank Product Providers or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     15.     Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     16.     Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between each Guarantor and the Lender Group, the Bank Product Providers, or Agent on behalf thereof pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent on behalf of the Lender Group and the Bank Product Providers. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     17.     Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of each member of the Lender Group and the Bank Product Providers; provided, however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Agent’s prior written consent, and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by any member of the Lender Group or the Bank Product Providers, the rights and benefits herein conferred upon each member of the Lender Group and the Bank Product Providers shall automatically extend to and be vested in such assignee or other transferee.

     18.     No Third Party Beneficiary. This Guaranty is solely for the benefit of each member of the Lender Group and the Bank Product Providers and each of their successors and assigns and may not be relied on by any other Person.

     19.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

             THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

             EACH GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP AND THE BANK PRODUCT PROVIDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND AGENT ON BEHALF OF THE LENDER GROUP AND THE BANK PRODUCT PROVIDERS REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND

EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     20.     Agreement to be Bound. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Loan Agreement. Without limiting the generality of the foregoing, by its execution and delivery of this Agreement, each Guarantor hereby: (a) makes to the Lender Group and the Bank Product Providers each of the representations and warranties set forth in the Loan Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants for the benefit of the Lender Group and the Bank Product Providers (i) to do each of the things set forth in the Loan Agreement that Borrower and Parent agrees and covenants to cause its Subsidiaries to do, and (ii) to not do each of the things set forth in the Loan Agreement that Borrower and the Parent agrees and covenants to cause its Subsidiaries not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[Signature page to follow]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

GXS HOLDINGS, INC., a Delaware corporation

By:	/s/ Bruce E. Hunter

Name:	Bruce E. Hunter

Title:	Senior Vice President, General Counsel and Secretary

GLOBAL EXCHANGE SERVICES, INC., a Delaware corporation

By:	/s/ Michael Salvati

Name:	Michael Salvati

Title:	Senior Vice President, General Counsel & Secretary

GLOBAL EXCHANGE SERVICES HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael Salvati

Name:	Michael Salvati

Title:	President

GXS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ David R. Goldberg

Name:	David R. Goldberg

Title:	Director

[Signature Page to Guaranty]

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TPN REGISTER, L.L.C., a Delaware limited liability company,

By:	GLOBAL EXCHANGE SERVICES HOLDINGS, INC., its sole member

By:	/s/ Michael Salvati

Name:	Michael Salvati

Title:	President

FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent

By:	/s/ Todd R. Nakamoto

Name:	Todd R. Nakamoto

Title:	Vice President

[Signature Page to Guaranty]

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